BMC FUND, INC.

                      NOTICE OF SPECIAL MEETING OF
                              SHAREHOLDERS
                        TO BE HELD MARCH 19, 1999


NOTICE IS HEREBY GIVEN THAT a special
meeting of shareholders of BMC Fund, Inc. (the "Cor-poration") will be held on Friday, March 19, 1999, at 9:30 a.m. at the offices of the Corporation, 800
Golfview Park, Lenoir, North Carolina 28645, for the following purposes:

1. To approve an amendment to the Corporation's investment objectives to permit investments in obligations rated BBB or better.

2. To approve an amendment to the Corporation's investment objectives to permit current income investments in preferred stocks.

3. To approve an Investment Advisory Agreement between the Corporation and Northern Trust
     Bank of Florida dated as of April 1, 1999.

4 To approve an Investment Advisory Agreement between the Corporation and Wellington
     Management Company, LLP dated as of April
     1, 1999.

5. To transact such other business as may properly come before the meeting.

Only shareholders of record as of the close of business on February 5, 1999 are entitled to notice of, and to vote at, the meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND
THE MEETING, PLEASE SIGN, DATE AND
RETURN THE ENCLOSED FORM OF PROXY
AS PROMPTLY AS POSSIBLE IN THE
ENCLOSED ENVELOPE.  IF YOU ATTEND THE
MEETING, YOU MAY WITHDRAW YOUR
PROXY AT THAT TIME AND VOTE IN
PERSON.

March 3, 1999   By Order of the Board of Directors



           Paul H. Broyhill
               Chairman of the Board

                              BMC FUND, INC.
                               Golfview Park
                       Lenoir, North Carolina 28645
                          (Tel.:  (828) 758-6102)

                              PROXY STATEMENT

                      SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD MARCH 19, 1999

This proxy statement is furnished in connection with the solicitation by BMC Fund, Inc. (the "Corporation") of proxies for use at the special meeting of shareholders to be held at the offices of the Corporation, 800
Golfview Park, Lenoir, North Carolina 28645 on
Friday, March 19, 1999 at 9:30 a.m., and at any and all adjournments thereof, for the purpose of considering and acting upon the matters specified in the accompanying notice of the meeting and detailed below. The Corporation is soliciting such proxies by mail on behalf of its Board of Directors and is bearing the expenses of the solicitation. This proxy statement and the enclosed proxy form are first being sent to shareholders on or about March 3, 1999.

The Board of Directors has fixed the close of business on February 5, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. On the record date, 4,933,281 shares of Common Stock of the Corporation were issued and outstanding, each share being entitled to one vote. Information concerning beneficial ownership of Common Stock by principal shareholders and by the management of the Corporation is set forth below. See
"Principal Shareholders."

Shares represented by proxies will be voted by the proxy agents named therein unless such proxies are revoked. The proxy agents will vote the proxies that they hold in accordance with the choices specified by the person giving the proxy. If the enclosed proxy reflects no specification but is properly signed, the proxy agents will vote the shares represented thereby for the approval of the proposed amendment to the Corporation's investment objectives and for each of the Investment Advisory Agreements which are the subject of the proposals described below.

Any shareholder who submits the accompanying proxy has the right to revoke it by notifying the Secretary of the Corporation in writing at any time prior to the voting of the proxy. A proxy is suspended if the person giving the proxy attends the meeting and elects to vote in person.

A majority of votes entitled to be cast on a particular matter, represented in person or by proxy, constitutes a quorum for purposes of matters to be considered at the annual meeting. Once a share is represented for any purpose at a meeting, it is considered present for quorum purposes for the remainder of the meeting and any adjournment thereof (unless a new record date is set for the adjourned meeting). Shares which are withheld as to voting with respect to one or more
Investment Advisory Agreements are counted in determining the existence of a quorum.

The Board of Directors is not aware of any business to come before the meeting other than the matters described in the accompanying notice of the meeting.
If any other matters of business are properly presented at the meeting, however, the proxy agents will vote upon such matters in accordance with their best judgment.


                    ADMINISTRATION OF THE CORPORATION

Administration of the Corporation is primarily the responsibility of the Corporation's Chairman and Chief Executive Officer, Paul H. Broyhill, and its
President, E. D. Beach. The Corporation's securities portfolio, which was valued at approximately $122.1 million at September 30, 1998, is managed primarily by such officers, under the supervision of the Board of Directors. The Corporation currently has investment advisory agreements with two investment advisers, IBJ
Whitehall Bank & Trust Company ("Whitehall"), formerly IBJ Schroder Bank & Trust Company, and W.
H. Reaves & Co., Inc. ("Reaves").  At September 30,
1998, Whitehall and Reaves were responsible for managing approximately $16.2 million and $7.5 million of the Corporation's assets, respectively. Whitehall is principally responsible for investing the Corporation's assets in equity securities of domestic issuers. Reaves is principally responsible for investing the Corporation's assets in equity securities of public utilities and energy companies. The shareholders of the Corporation approved the agreements with Whitehall and Reaves in 1986 and 1990, respectively, and the Board of Directors, including a majority of the directors who are not interested persons of the Corporation, has approved such agreements annually since such shareholder approval was obtained. Whitehall is located at One
State Street, New York, New York 10004. Reaves is located at 10 Exchange Place, Jersey City, New Jersey
07032.

The Custodian of the Corporation's portfolio securities is First Union National Bank, Charlotte, North Carolina, pursuant to an Amended and Restated Custodian
Agreement dated as of December 31, 1986 (the
"Custodian Agreement").


                     PROPOSALS RELATING TO AMENDMENTS
TO INVESTMENT OBJECTIVES

Subject to approval by the holders of the majority the outstanding voting securities of the Corporation, the Board of Directors has adopted two amendments to the Corporation's investment objectives. The Corporation's investment objectives and policies were last amended by the shareholders of the Corporation at the annual meeting of shareholders on July 30, 1994.

Background

The Corporation's primary investment objective is to seek as high a level of current income which is consistent with the preservation of capital. In accordance with its current income objective, the Corporation may invest its assets in, among other securities, debt obligations that are exempt from federal income tax under Section 103(a) of the Internal
Revenue Code ("Municipal Bonds") and in obligations that generate taxable interest, such as corporate bonds and debentures, Treasury Bills and other securities issued by the federal government or its agencies, securities of deposit issued by domestic banks and other obligations that produce taxable interest ("Taxable
Obligations"). If the shareholders approve the proposed amendment relating to investments in preferred stocks as described below, the term "Taxable Obligations" would also include preferred stocks. Prior to 1991, the Corporation's investment objectives required that at least 50% of the value of the Corporation's assets be invested in Municipal Bonds. In 1991, the shareholders approved an amendment to the Corporation's investment objectives which deleted this requirement. This amendment empowered the Board of Directors to liquidate the Corporation's portfolio of Municipal
Bonds should the Board determine, in its discretion, that such divestiture would be necessary or appropriate.

At a regularly scheduled meeting of the Board of Directors of the Corporation held in July 1998, the Board approved a change in the Corporation's investment strategy to divest the Corporation of its investments in Municipal Bonds after April 1, 1999.
The Board authorized management of the Corporation to reinvest the proceeds of the Municipal Bonds in Taxable Obligations in accordance with the Corporation's current income investment objective, and in other securities, including equity securities, in accordance with the Corporation's secondary investment objective of providing long term capital appreciation. Under the Corporation's investment objectives, the Board would be authorized to resume its strategy of investing in Municipal Bonds at a later date.

Proposed Amendments

Following the Board's July 1998 action, the Board determined that it would be in the best interests of the Corporation and its shareholders to give management and the Corporation's investment advisers greater flexibility in the types of Taxable Obligations the Corporation may purchase. Each of the proposed amendments to the Corporation's investment objectives described below would achieve this goal. A copy of the Corporation's investment objectives and policies as currently in effect and as proposed to be amended is attached to this proxy statement as Exhibit A.

Amendment to Permit Investments in Obligations Rated
BBB or Better. Currently, the Corporation's investment objectives permit the Corporation to invest assets, without restriction, in obligations rated no lower than A by Moody's and Standard and Poor's. The
Board of Directors has approved an amendment to the Corporation's investment objectives, subject to approval by the Corporation shareholders, that would permit the Corporation to invest assets of the Corporation, without restriction, in obligations rated no lower than BBB by Moody's or Standard & Poor's.
The following paragraph sets forth the proposed amendment:

     The Corporation's assets invested
     pursuant to its current income objective will be invested in obligations rated no lower than A BBB by Moody's or Standard & Poor's, except that (i) the
     Corporation may purchase Temporary
     Investments having a Moody's rating of
     no lower than MIG-3 and (ii) the
     Corporation may invest up to 17.5% of
     its assets in more speculative and
     higher yielding Municipal Bonds that
     are rated lower than A BBB (but no
     lower than B) or are unrated.  If
     unrated, Municipal Bonds or
     Temporary Investments purchased by
     the Corporation must be issued by a
     state or municipality with a rating of A
     BBB or better and must have
     characteristics that, in the judgment of the Board of Directors, are consistent with obligations having ratings that meet the minimum acceptable ratings set forth herein.

The Board of Directors believes the flexibility provided by the foregoing amendment is appropriate in view of the change in investment strategy, described above, which will result in the Corporation's replacing its Municipal Bond portfolio with investments in Taxable
Obligations pursuant to the Corporation's primary investment objective and with investments in other securities, including equity securities, pursuant to the Corporation's secondary investment objective. In approving the proposed amendment, the Board of Directors took into account the recommendations of new investment advisers the Corporation proposes to engage (see "Proposal Relating to Investment Advisory
Agreements" below). The Board also acknowledged that the Corporation's investment objectives, as proposed to be amended, would continue to limit investments in debt obligations to investment grade securities. The Corporation also believes the proposed amendment should enhance the yield the Corporation will realize from its investments in Taxable
Obligations. In summary, the Board believes the proposed amendment will increase the universe of investment grade securities the Corporation may acquire without a material adverse effect on the quality of the Corporation's portfolio.

In order for the proposed amendment to become effective, it must be approved by the holders of a majority of the shares of the Corporation's common stock entitled to vote. The Board of Directors recommends a vote FOR the approval of the proposed amendment to the Corporation's investment objective.

Amendment to Permit Current Income Investments in
Preferred Stocks. The Corporation's investment objectives currently provide that the Corporation may invest its assets in, among other securities, preferred stocks in order to achieve its secondary investment objective, which is to provide long term capital appreciation. The Board of Directors of the Corporation believes that it would be in the Corporation's best interest for the Corporation to be permitted to invest in preferred stocks in order to achieve the Corporation's primary investment objective, which is to seek as high a level of current income as is consistent with the preservation of capital.
The Board believes this amendment will enhance the Corporation's ability to take advantage of the change in the Corporation's investment strategy, discussed above, to divest the Corporation of its investments in Municipal Bonds after April 1, 1999 and to reinvest the proceeds thereof in Taxable Obligations.

In order for the proposed amendment to become effective, it must be approved by the holders of a majority of the shares of the Corporation's common stock entitled to vote. The Board of Directors recommends a vote FOR the approval of the proposed amendment to the Corporation's investment objective.


PROPOSAL RELATING TO INVESTMENT
ADVISORY AGREEMENTS

Subject to approval of the holders of the majority of the outstanding voting securities of the Corporation, the Corporation proposes to enter into an Investment
Advisory Agreement, dated as of April 1, 1999, with each of Northern Trust Bank of Florida, N.A.
("Northern Trust") and Wellington Management
Company, LLP ("Wellington Management"). If the shareholders approve the new Investment Advisory
Agreements, the Corporation will use the services of Northern Trust and Wellington Management in addition to (and not in lieu of) the services of Whitehall and Reaves. The description of the Investment Advisory
Agreements set forth below is qualified in its entirety by the terms of each agreement, a copy of which is attached hereto as Exhibit B and Exhibit C, respectively. (Northern Trust and Wellington
Management are hereafter referred to individually as a "New Adviser" and collectively as the "New Advisers" and, together with Whitehall and Reaves, as the "Advisers.")

First Union National Bank, the Corporation's Custodian, will maintain custody of all assets managed by Northern
Trust and Wellington Management under the terms of the Corporation's existing Custodian Agreement with First Union National Bank.

Interested Person Status of Certain of the
Corporation's Directors

Dolph W. von Arx, who is a member of the Board of Directors of the Corporation and of Northern Trust of Florida Corporation, which is the parent corporation of Northern Trust, owns 2002 shares of common stock of Northern Trust Corporation, which is the parent corporation of Northern Trust of Florida Corporation.
By virtue of owning such shares, Mr. von Arx will become an "interested person" of the Corporation as defined in the Investment Company Act of 1940 upon the effectiveness of the Investment Advisory Agreement between the Corporation and Northern Trust. Currently, five members of the eleven-member Board of Directors of the Corporation are interested persons. Following the effectiveness of the Investment Advisory Agreement with Northern Trust, six (a majority) of the members of the Board will be interested persons.

Terms of the Agreements

The Agreements authorize the New Advisers to manage separate portions of the Corporation's investment portfolio, with each New Adviser having investment discretion with respect to the portion under its management. The Board of Directors has authorized
Paul H. Broyhill, the Chairman of the Corporation, or
E.D. Beach, the President of the Corporation, to allocate portions of the portfolio over which each New
Adviser shall be given investment discretion.  The
Corporation from time to time may increase or decrease the amount of assets under a New Adviser's management, depending on such factors as the investment performance of the New Adviser in relation to the fees charged by it, management's perception of the benefits of diversification of external management of the Corporation's investments and administrative considerations. The Corporation's investment portfolio as of September 30, 1998 was valued at approximately $122.1 million, of which the Corporation's two existing external investment advisers, Whitehall and Reaves, managed $16.2 million and $7.5 million, respectively, with the balance of approximately $98.4 million being managed internally and available to be managed by Northern Trust and Wellington Management. The Corporation currently expects that management will maintain investment discretion with respect to approximately $63.4 million of the Corporation's investment portfolio (based on the Corporation's September 30, 1998 valuation).

The Agreements authorize and direct the New Advisers to provide a continuous investment program consistent with the Corporation's investment objectives and policies and instructions of the Board of Directors.
The Corporation's investments in the aggregate must comply at all times with the Corporation's objectives and policies, regardless of whether such investments are under the direct management of the Board of Directors or of external investment advisers. The
Corporation may provide each New Adviser with written instructions to enable the New Adviser to comply with the Corporation's investment objectives and policies. Such instructions would reflect limitations on the New Advisers' investment activities designed to prevent inadvertent violations of the Corporation's policies that might otherwise result from more than one adviser managing separate portions of the Corporation's assets. Except for compliance with these instructions, the New Advisers will not be responsible for compliance with any requirement that the overall mix of the Corporation's assets meets specified percentages.

The Agreements are for terms of two years and may be renewed from year to year by mutual consent, provided that such renewal shall be specifically approved at least annually by the Board of Directors of the Corporation or by a vote of the holders of the majority of the outstanding shares of the Corporation. In either event, each of the Agreements must be approved by a majority of those Directors who are not interested persons of the Corporation. Each of the Agreements may be terminated at any time, without payment of any penalty, by the Board of Directors of the Corporation or by a vote of the holders of a majority of the Corporation's shares on 60 days' written notice to the New Adviser, or by the New Adviser on 90 days' written notice to the Corporation. The Agreements are not assignable by either party. In the event of assignment by the New Adviser, the respective
Agreement automatically terminates.

Fees

The Investment Advisory Agreements provide for the payment of quarterly fees to the New Advisers. The quarterly fee payable to the New Advisers will be payable in advance and will be the product of the closing value of the assets under management on the last day of the preceding fiscal quarter multiplied by the applicable percentage set forth below, subject to adjustment in the event the Corporation contributes assets to or withdraws assets from managed assets during the quarter and in the event the Investment
Advisory Agreement is terminated prior to the end of a quarter.


                    Quarterly Fee
Adviser        (Percent of Closing Value)

Northern Trust           0.0875% (1)
Wellington Management    0.075%
_____________________

(1) With respect to Northern Trust, the applicable percentage for assets in excess of $15 million will be 0.075% and for assets in excess of $20 million will be 0.0625%. Northern Trust's investment activities on behalf of the Corporation will include both fixed income investments and equity investments.

The foregoing fees were negotiated by the Corporation with the New Advisers, each independently of the other, and reflect the customary fee structures of such New Adviser for the type of investment program requested by the Corporation.

The Corporation currently proposes to retain investment authority over approximately $63.4 million of its investment portfolio (based on the Corporation's
September 30, 1998 valuation) and grant investment authority to the New Advisers in the following amounts:

     Northern Trust           $20 million
     Wellington Management    $15 million

The Corporation may elect, at the outset of the Investment Advisory Agreements or thereafter, to grant investment authority to the New Advisers in amounts different from those set forth above, depending on such factors as management's perception of the benefits of diversification of external management of the Corporation's investments and the investment performance of the New Advisers in relation to their advisory fees.

Since the assets under the New Advisers' management previously were internally managed by the Corporation's officers, the Investment Advisory
Agreements with the New Advisers will result in an increase in the management fees currently being paid by the Corporation. To illustrate this increase in fees, the following table shows in the left hand column the actual fees (as a percentage of net assets) paid by the Corporation for the year ended March 31, 1998 and in the right hand column the fees the Corporation would have paid in such fiscal year had the Investment
Advisory Agreements with the New Advisors been in effect (assuming the above allocations):

                    Percentage of Net Assets
                         Actual (1) Pro Forma (2)
Annual Expenses:
Management Fees          0.07%
Northern Trust Agreement           0.03%
Wellington Management
  Agreement                        0.03%
   Total Management Fees           0.13%

Other Expenses (3)       0.20%
Northern Trust Agreement              -%
Wellington Management
   Agreement                          -%
    Total Other Expenses           0.20%

Total Annual Expenses    0.27%
Northern Trust Agreement           0.03%
Wellington Management
   Agreement                       0.03%
    Total Annual Expenses          0.33%
________

(1) Based on estimated amounts for the current fiscal year ending March 31, 1999.

(2) After giving effect to the payment of advisory fees to the New Advisers assuming the Investment Advisory Agreements had been in effect beginning April 1, 1998 and the allocation of assets between the New Advisers set forth above.

(3) Includes salaries, professional fees and other expenses.

The table set forth above and the following example are intended to assist the Corporation's shareholders in understanding the indirect effect of the fees payable under each of the Investment Advisory Agreements on the shareholders' investment in the Corporation. To facilitate the shareholders' comparison of this fee structure with fee structures of other funds, the Securities and Exchange Commission requires the Corporation to assume a 5% annual return. The
Corporation has interpreted "5% annual return" to mean growth in assets under management at a compounded annual rate of 5%. The information set forth above and below should not be considered to be a representation of past or future expenses, and actual expenses may be greater or less than those shown.

Example

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

               1 Year  3 Years  5 Years 10 Years
Northern Trust
Agreement     $3.38     $10.62   $18.55    $41.85
Wellington
Management
Agreement     $3.00     $ 9.43   $16.48    $37.21

Information Concerning Northern Trust

Northern Trust is a national banking association with its principal offices located at 700 Brickell Avenue, Miami, Florida 33131. It is a wholly owned subsidiary of Northern Trust of Florida Corporation, 700 Brickell
Avenue, Miami, Florida, which in turn is a wholly owned subsidiary of Northern Trust Corporation, 50
South LaSalle Street, Chicago, Illinois 60675.

Exhibit D is a list of Northern Trust's principal executive officers and directors all of whom may be reached at the principal offices of Northern Trust, except for Donna R. Spivey, who may be reached at the principal offices of Northern Trust Corporation, 50
South LaSalle Street, Chicago, Illinois 60675.

Northern Trust does not serve as adviser to any other registered investment company with similar investment objectives.

None of the officers or directors of the Corporation and none of the directors or executive officers of Northern
Trust has purchased or sold any securities of Northern
Trust in excess of one percent of the outstanding shares since the beginning of the Corporation's last fiscal year. None of the officers or directors of the Corporation owns any securities of or has any other direct or indirect interest in Northern Trust, except for Mr. von Arx as described above under "- - Interested
Person Status of Certain of the Corporation's
Directors. "

Information Concerning Wellington Management

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State
Street, Boston, Massachusetts 02109.  Wellington
Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management's predecessor organizations have provided investment advisory services for over 60 years. As of January 31, 1999, Wellington Management had investment management authority with respect to approximately $24 billion in assets.

          Wellington Management is managed
by its active partners. The managing partners of Wellington Management as of January 31, 1999 were Robert W. Doran, Duncan M. McFarland and
John R. Ryan. Exhibit E is a listing of the general partners and Senior Vice Presidents of Wellington
Management as of January 31, 1999, all of whom may be reached at the principal offices of the firm.

 Wellington Management does not serve as adviser to any other registered investment company with similar investment objectives.

Brokerage Commissions

The Corporation paid brokerage commissions in the aggregate of $85,847 during the fiscal year ended
March 31, 1998. Except with respect to brokerage commissions paid to Reaves, which is an affiliated person of the Corporation by virtue of its serving as an investment adviser to the Corporation, no brokerage commissions were paid to affiliated persons of the Corporation or to affiliated persons of such affiliated persons, or to any broker an affiliated person of which is an affiliated person of the Corporation or of Whitehall or Reaves. For the fiscal year ended March
31, 1998, the Corporation paid Reaves brokerage commissions in the aggregate amount of $34,802. For the fiscal year ended March 31, 1998, such amount represented 40.5% of the aggregate brokerage commissions paid by the Corporation to all brokers.
With the exception of those Advisers whose investment activities are or will be limited to principal transactions involving fixed income securities, the Advisers' commissions are limited to the lesser of (i) 50% of the regular New York Stock Exchange rates, (ii) the maximum amount permissible pursuant to Section 17(e) of the Investment Company Act of 1940 or (iii) $.07 per share. In addition, the amounts paid to an Adviser in commissions and fees (as described above) shall not exceed 2% of the average daily market value of the Corporation's assets under such Adviser's management for the preceding fiscal year.

Recommendation of the Board of Directors

The Board of Directors approved each of the proposed
Investment Advisory Agreements at a meeting of the Board of Directors held on Wednesday, February 17,
1999 in Charlotte, North Carolina. The principal factor in the Board's approval of the Investment
Advisory Agreements is the Board's judgment that the engagement of additional advisers with strong reputations in fixed income investments and equity investments would better enable the Corporation to execute the change in investment strategy described above (see "Proposals Relating to Amendments to
Investment Objectives"). This change in investment strategy will involve replacing the Corporation's
Municipal Bond portfolio with investments in Taxable
Obligations pursuant to its current income objective and with investments in equity securities pursuant to its capital appreciation objective.

In this connection, the Board considered the reputation of each of Northern Trust and Wellington
Management, the amount of assets under their respective management, the financial strength of each institution and similar factors. The Corporation believes its two existing investment advisers, Whitehall and Reaves, are not positioned to assist the Corporation in implementing the change in investment strategy described above. Reaves' investment responsibilities on behalf of the Corporation are confined primarily to equity investments in energy related companies.
Further, the Corporation believes the amount of funds currently under Whitehall's management ($16.2 million at September 30, 1998) is at a desirable level and does not wish at this time to substantially increase such amount. Accordingly, the Corporation believes that the assistance of new investment advisers to supplement the services currently being provided by Whitehall and Reaves would be appropriate.

In order for each of the proposed Investment Advisory
Agreements to become effective, it must be approved by the holders of a majority of the shares of the Corporation's common stock entitled to vote. The
Board of Directors recommends a vote FOR the approval of the Corporation's proposed Investment
Advisory Agreement with each of Northern Trust and Wellington Management.

                          PRINCIPAL SHAREHOLDERS

The following table reflects information concerning all directors and executive officers individually and as a group, and those persons known to the Corporation to own beneficially 5% or more of the Corporation's
Common Stock as of February 5, 1999:

          Amount and Nature of Beneficial
               Ownership of Common Stock
                           Percent of
                Voting and Investment     Outstanding
Name             Sole          Shared    Common Stock

Directors and Executive Officers


E. D.
Beach               300      87,043 (1)       1.8%

James T.
Broyhill        785,788      96,212          17.9%

Paul H.
Broyhill      1,301,420 (2) 206,208  (1)     30.6%

William
E. Cooper         3,240           0            (3)

Lawrence
Z.Crockett          200           0            (3)

Willard A.
Gortner         166,469      691,653         17.4%

Allene B.
Heilman         470,298       29,777         10.1%

Harry
Heltzer             200        6,060           (3)

Gene A.
Hoots                25            0           (3)

Dolph W.
von Arx              25           --           (3)

Michael
Landry               25           --           (3)

All
directors
and
executive
officers as
a group
(11
persons)     2,727,990      1,030,980       76.2%



Five Percent
Shareholders


Satie E.
Gortner
PH-1 4601
Gulf Shore
Blvd. North
Naples, FL
33940-2215       661,877     122,493      15.9%


Broyhill
Investments,
Inc.
Golfview
Park
Lenoir, NC
28645           316,871            0      6.4%

__________________________

(1) Includes 85,973 shares owned of record by Broyhill Family Foundation, Inc., a non-profit corporation. By resolution of the Foundation trustees, E. D. Beach and Paul H. Broyhill control the voting and disposition of shares of the Corporation owned by the Foundation.

(2) Includes 316,871 shares owned of record by Broyhill Investments, Inc., the voting stock of which is principally owned by Paul H. Broyhill and his immediate family.

(3) Total shares represent less than 1.0% of the Corporation's outstanding Common Stock.


SHAREHOLDER PROPOSALS

In order to be included in proxy material for the 1999 annual meeting of shareholders, shareholder proposals must be received at the offices of the Corporation by March 19, 1999.


ANNUAL AND SEMI-ANNUAL REPORTS

The Corporation will furnish, without charge, to any shareholder a copy of its annual report for the fiscal year ended March 31, 1998 and its semi-annual report for the six months ended September 30, 1998 to any shareholder upon request. Any such request should be sent to Carol Frye, Assistant Secretary, Golfview
Park, Lenoir, North Carolina 28645. A stamped, addressed postal card is enclosed for use in requesting such report. The annual report was previously furnished to shareholders on May 22, 1998 and the semi-annual report for the six months ended
September 30, 1998 was previously furnished to shareholders on or about November 13, 1998.

                                     EXHIBIT A
                      (Revised March 19, 1999)


    INVESTMENT OBJECTIVES AND POLICIES OF
                BMC FUND, INC.



Investment Objectives

The Corporation's investment objectives are two-fold.
The majority of the Corporation's assets will be invested in accordance with its first objective, which is to seek as high a level of current income as is consistent with the preservation of capital. The balance of the Corporation's assets will be invested in accordance with its second objective, which is to provide long term capital appreciation. The Corporation's investment objectives may not be amended without the approval of a majority of the holders of the Corporation's outstanding voting securities.

Current Income. In accordance with its current income objective, the Corporation may invest its assets in (i) debt obligations that are exempt from federal income tax under Section 103(a) of the Internal Revenue Code (the
"Code"), including debt obligations issued by or on behalf of states, territories and possessions of the United
States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, the interest on which is exempt from federal income tax ("Municipal Bonds");
(ii) project notes the interest on which is exempt from federal income tax under Section 11(b) of the United
States Housing Act of 1937, as amended, and bond, tax or revenue anticipation notes issued by states or municipalities with a term, when issued, of less than three years ("Temporary Investments"); and (iii) securities of investment companies having a similar investment objective, subject to limitations of the Investment Company Act of 1940 on ownership of investment company securities. (The investments described in clauses (i) through (iii) hereinafter are referred to collectively as "Tax-Exempt Securities.")

In accordance with its current income objective, the Corporation may also invest its assets in preferred stocks and in obligations that generate taxable interest, such as corporate bonds and debentures, Treasury bills and other securities issued by the federal government or its agencies, certificates of deposit issued by domestic banks and other obligations that produce taxable interest.

The Corporation's assets invested pursuant to its current income objective will be invested in obligations rated no lower than A BBB by Moody's or Standard & Poor's, except that (i) the Corporation may purchase Temporary
Investments having a Moody's rating of no lower than MIG-3 and (ii) the Corporation may invest up to 17.5% of its assets in more speculative and higher yielding
Municipal Bonds that are rated lower than A BBB (but no lower than B) or are unrated. If unrated, Municipal
Bonds or Temporary Investments purchased by the Corporation must be issued by a state or municipality with a rating of A BBB or better and must have characteristics that, in the judgment of the Board of Directors, are consistent with obligations having ratings that meet the minimum acceptable ratings set forth herein.

Subsequent to the purchase by the Corporation of an issue of Tax-Exempt Securities, the issue may cease to be rated or its rating may be reduced below the minimum required for purchase by the Corporation.
Neither event will require the elimination of such obligation from the Corporation's portfolio, but the Corporation will consider such an event in determining whether to continue to hold such obligation in its portfolio. To the extent that the ratings given by Moody's or Standard & Poor's for Municipal Bonds or by Moody's for Temporary Investments may change as a result of changes by such rating organizations, or changes in their rating systems, the Corporation will attempt to use comparable ratings as standards for its investments in Municipal Bonds or Temporary
Investments in accordance with this investment objective.

Capital Appreciation. The Corporation's second investment objective is to provide long term capital appreciation. Whatever current income would be generated by the Corporation pursuant to this objective would likely be incidental to the objective of capital growth.

The Corporation will attempt to accomplish this objective by investing primarily in common stocks, preferred stocks and beneficial interests and warrants, options or other rights to acquire common stocks, preferred stocks and beneficial interests. In addition, the Corporation also may invest in precious metals, precious stones and real estate. From time to time management may attempt to assume temporarily a defensive position with respect to those assets dedicated to capital growth. Management's judgment in this regard may result in the acquisition of short term investments, securities issued by the federal government or its agencies, commercial paper and certificates of deposit issued by domestic banks.

If an investment complies with a non-statutory percentage restriction set forth in the Corporation's investment objectives and policies at the time the investment is made, a later change in market value of the investment or of other assets of the Corporation, or in any ratings, will not be deemed to result in a violation of the percentage restriction.

Fundamental Policies

Subject to the restrictions and limitations of the Corporation's investment objectives set forth above, the following fundamental policies will govern the Corporation's investment activities and may not be changed without approval by the holders of a majority of the Corporation's outstanding voting securities:

1. The Corporation will not issue any senior securities.

2. The Corporation will not engage in the making of short sales, purchases on margin or the writing of put options; however, to the extent of 10% of its assets, the Corporation may write call options with respect to securities owned by the Corporation.

3. The Corporation may obtain such short-term credit as is necessary for the clearance of securities transactions or for similar short-term or temporary purposes. In any event, the total amount outstanding shall not exceed 20% of the value of the Corporation's assets immediately following any such borrowing.

4.       The Corporation will not underwrite the
securities of other issuers, except insofar as the Corporation may purchase securities of other issuers under circumstances in which the Corporation, were it later to publicly offer or sell such securities, might be deemed to be an underwriter for the purposes of the Securities Act of 1933.

5. The Corporation may invest up to 25% of the value of its assets in securities (other than U.S.
Government securities and securities of other regulated investment companies) of any one issuer or two or more issuers controlled by the Corporation and engaged in related businesses. The Corporation may acquire securities of other investment companies, provided that after such acquisition the Corporation, and any company or companies controlled by the Corporation, own in the aggregate (i) not more than 3% of the total outstanding voting stock of such other investment company; (ii) securities issued by such other investment company having an aggregate value of not more than 5% of the value of the Corporation's assets; and (iii) securities issued by such other investment company and all other investment companies (other than treasury stock of the Corporation) having an aggregate value of not more than 10% of the value of the Corporation's assets. The registrant may acquire securities of other investment companies without regard to the above limitations, however, if immediately after such acquisition not more than 3% of the total outstanding stock of such other investment company or companies is owned by the Corporation and all affiliated persons of the Corporation. The intent of this policy is to permit the Corporation to invest in securities of other investment companies to the extent permitted by section 12 of the Investment Company Act of 1940.

6. Except to the extent of 30% of its assets, the Corporation will not engage in the purchase, sale or holding of interests in real estate. This restriction is in part a result of the potentially illiquid nature of such an investment. The Corporation, however, may purchase, hold or sell tax-exempt revenue bonds representing interests in real estate and beneficial interests in real estate investment trusts. The Corporation may also engage in the purchase or sale of mortgage loans to the extent of 10% of the value of its assets.

7. The Corporation may engage in the purchase or sale of precious metals and precious stones only to the extent of 5% of its assets. This restriction is in part a result of the potentially illiquid nature of such an investment. The Corporation will not engage, however, in the purchase or sale of commodity contracts.

8. The Corporation may engage in the making of loans to other persons only to the extent of 20% of its assets and only in compliance with the Investment
Company Act of 1940 and the North Carolina Business
Corporation Act. This restriction is in part a result of the potentially illiquid nature of such an investment.
The Corporation may purchase debt securities, however, in accordance with its investment objectives in excess of 5% of its assets.

9. The Corporation anticipates that its portfolio turnover rate (the lesser of purchases or sales of portfolio securities for the year divided by the monthly average value of the portfolio securities) will usually not exceed 100%. The Corporation may sell a portion of its portfolio, however, in anticipation of a rise in interest rates (market decline), or it may purchase securities in anticipation of a decline in interest rates (market rise) and thereafter sell them. Additionally, the Corporation may sell a security and then purchase another one of comparable quality at approximately the same time to take advantage of what the Board of Directors believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax-exempt securities. Accordingly, the Corporation's portfolio turnover rate could exceed 100% in particular years. Such portfolio turnover rate, however, will not be a limiting factor when the Corporation deems the purchase or sale of a security to be consistent with its fundamental objective and policies.

10. The Corporation will observe all restrictions and requirements of the Code necessary to maintain its status as a regulated investment company under the Code and to avoid incurring the personal holding company income tax imposed by the Code on undistributed personal holding company income.

11. The Corporation shall operate as a closed-end, non-diversified management company.

Other Investment Policies

Subject to the restrictions and limitations of the Corporation's investment objectives set forth above, the following policies will govern the Corporation's investment activities and may be changed by the Board of Directors without approval by the holders of a majority of the Corporation's outstanding voting securities:

1. The Corporation will not invest in any security that would cause more than 25% of the value of its assets to be invested in securities of issuers in any one industry. The Corporation may invest its assets in Municipal Bonds, which generally cannot be classified by industry, and may invest as much as 40% of the value of its assets in Municipal Bonds the issuers of which are located in North Carolina.

2. The Corporation may engage in the purchase and sale of securities of foreign issuers only to the extent of 20% of its assets.

                                 EXHIBIT B



        INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, is made as of the lst day of April, 1999, between BMC Fund, Inc., a North Carolina corporation (the "Fund"), and Northern Trust Bank of
Florida, N.A., a national banking association (the
"Adviser").

WHEREAS, the Fund is a closed-end management investment company registered under the Investment
Company Act of 1940 (the "1940 Act");

WHEREAS, the Adviser is a national banking association that provides investment advisory services as a part of its general banking activities; and

WHEREAS, the Fund desires to retain the Adviser to render investment services with respect to a portion of the Fund's investment assets, and the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Fund and the Adviser agree as follows:

1. Appointment of Adviser. The Fund hereby appoints the Adviser to act as investment adviser with respect to the investment assets identified in Annex A attached hereto (the "Assets") in accordance with the terms and conditions set forth below, and the Adviser hereby accepts such appointment.

2. Assets. The Fund may add or remove assets from the Adviser's management upon 10 days' notice to the Adviser or such shorter period agreed to by the Fund and the Adviser. The Fund represents that the Assets are lawfully owned by the Fund, that there are no restrictions (whether arising out of contract, operation of law or otherwise) on the transfer, sale or public distribution thereof and that neither the Fund nor any affiliated person of the Fund is an affiliated person of any issuer whose securities are included in the Assets.

3. Advisory Duties. The Adviser shall manage, subject to the supervision and control of the Board of Directors of the Fund, the Assets in accordance with the Fund's investment objectives and policies, a copy of which has been provided to the Adviser (the "Objectives and Policies"), as amended from time to time, and in accordance with the following understandings:

(a) The Adviser shall provide a continuous investment program with respect to the Assets in accordance with the Objectives and Policies and the instructions of the Board of Directors of the Fund. The
Adviser will have no responsibility for determining that the total assets of the Fund are invested in compliance with any requirement of the Objectives and Policies that specific percentages of such total assets be invested pursuant to particular objectives.

(b) The Adviser shall provide investment advisory, research, statistical and clerical services relating to its management of the Assets.

(c) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation and Bylaws of the Fund, the instructions of the Board of Directors of the Fund, the requirements of the 1940 Act, the rules of the Securities and Exchange Commission
(the "Commission") and all other applicable federal and state laws and regulations.

(d) (i) The Adviser will execute all trades on behalf of the Registrant involving exchange listed securities through floor brokers selected by the Adviser.
Commissions paid to the Adviser by the Fund with respect to such transactions shall not exceed the lesser of
(i) 50% of the regular New York Stock Exchange, Inc.
rates in effect immediately prior to the institution of fully negotiated rates, (ii) $0.07 per share or (iii) the maximum amount permissible pursuant to Section 17(e) of the 1940 Act and the rules of the Securities and Exchange Commission thereunder; provided, the amounts paid to the Adviser in commissions, when added to the fees paid to the Adviser pursuant to Section
8 of the Agreement, shall not exceed 2% of the average daily total market value of the Registrant's assets under the Adviser's management for the preceding fiscal year.

    (ii) Without the written consent of the Fund and compliance with the 1940 Act and the rules of the Commission thereunder, the Adviser shall not cause the Fund to purchase securities from the Adviser, or any affiliated person of the Adviser, acting as principal and shall not cause the Adviser to purchase securities from any syndicate or selling group of which the Adviser or any affiliated person of the Adviser is a member. The Adviser may refrain from advising the Fund concerning securities of companies of which any of the directors, officers or employees of the Adviser or of affiliated persons of the Adviser are directors, officers or employees, or concerning securities of companies for which the Adviser or its affiliated persons act as financial adviser.

    (iii)     When the Adviser deems the purchase or
    sale of a security to be in the best interests of the Fund as well as other customers, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best execution and most favorable price. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

    (e) The Adviser shall provide the Custodian, as defined below, and the Fund on each business day with a list of all securities transactions directed by the Adviser for the prior business day and shall render to the Fund's Board of Directors such other periodic and special reports as the Board may reasonably request.

    (f)  The investment management services of
    the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

4.  Custody of Assets.  First Union National Bank,
Charlotte, North Carolina (the "Custodian") will retain custody of the Assets. The Fund will cause the Custodian to settle purchases and sales of securities made by the Adviser in connection with the Adviser's management of the Assets, through delivery of securities, payment of funds or such other acts as may be necessary to fulfill such custodial responsibilities.
Instructions concerning purchases and sale of securities by the Adviser on behalf of the Fund shall be communicated to the Custodian and the Fund in a manner agreed to by the Fund, the Custodian and the Adviser. Fees charged by the Custodian shall continue to be the responsibility of the Fund.

5. Books and Records. The Adviser shall maintain and preserve the books and records relating to securities transactions on behalf of the Fund in accordance with
Section 31 of the 1940 Act and the rules of the Commission thereunder, including, without limitation,
Rule 31a-1(f). The Adviser agrees that all such books and records are the property of the Fund and that it will surrender promptly to the Fund any of such books and records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule
31a-2 under the 1940 Act any such books and records as are required to be maintained by Rule 31a-1(f) under the 1940 Act.

6. Reports to Adviser. The Fund agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Adviser, 10 days prior to use thereof and not to use such material if the Adviser should object thereto in writing within seven days after receipt of such material. The
Fund shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Fund as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

7. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities purchased for the Fund and the taxes and brokerage commissions, if any, payable in connection with the purchase and of such securities.

8.  Compensation of the Adviser.

(a) For the services to be rendered by the Adviser as provided in this Agreement, the Fund shall pay to the Adviser a quarterly fee in advance. The fee for a succeeding quarter will be the product of the closing market value of the Assets on the last day of the preceding fiscal quarter (the "Closing Value") multiplied by the applicable percentage set forth below (the
"Applicable Percentage"); provided, however, that the quarterly fee payable to the Adviser with respect to the quarter commencing April 1, 1999 will be the product of the value of the Assets first placed under the management of the Adviser as of April 1, 1999 multiplied by the Applicable Percentage.

Applicable Percentage    Closing Value

 .0875% of the first      $15 million
 .075% of the next        $ 5 million
 .0625% of amounts over   $20 million

The quarterly fee calculated as set forth above will be subject to the following adjustments:

(i) In the event the Fund, during any fiscal quarter, contributes additional assets to be managed by the Adviser (the
     "Additional Assets"), the quarterly fee
     shall be the product of the Closing Value times the Applicable Percentage, reduced by an amount equal to the closing market value of the Additional
     Assets on the date of contribution
     multiplied by a fraction the numerator of which is the number of days during such fiscal quarter that the Additional Assets were under management and the denominator of which is the total number of days in such fiscal quarter.

(ii) In the event the Fund, during any fiscal quarter, withdraws assets from the
     Adviser's management (the "Withdrawn
     Assets"), the quarterly fee shall be the product of the Closing Value times the Applicable Percentage, increased by an amount equal to the closing value of the Withdrawn Assets on the date of withdrawal multiplied by a fraction the numerator of which is the number of date during such fiscal quarter that the Withdrawn Assets were under management and the denominator of which is the total number of days in the fiscal quarter.

(iii)     In the event of termination of this
          Agreement prior to the end of a quarter, the Adviser shall repay the Fund a pro rata portion of the quarterly fee for such quarter based on the number of days elapsed in the then-current fiscal quarter as a percentage of the total number of days in such quarter.

     There shall be no adjustment of the fee payable under this Agreement for fluctuations during a fiscal quarter in the value of Assets under management prior to the date the Closing Value is determined in accordance with this Section 8.

     (b) After the end of each fiscal quarter, the Adviser shall submit to the Fund a report showing the amount of the fee properly payable to the Adviser hereunder and the detailed calculation thereof. The Fund shall pay the Adviser such fee not later than 30 days after its receipt of such report. Failure of the Fund to pay the fee when due shall entitle the Adviser to pay the fee from cash assets of the Fund under its management.

9. Limitation of Liability. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation of services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940
Act), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake or law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the undersigned may have under any federal securities laws.

10. Duration and Termination. This Agreement shall, if approved by the vote of a majority of the outstanding voting securities of the Fund at the special meeting of shareholders on March 19, 1999, become effective on April 1, 1999 and shall continue in effect until March 31, 2001, and thereafter only so long as such continuance is approved at least annually by a vote of the Fund's Board of Directors (including at least a majority of the directors who are not interested persons of the Fund), cast in person at a meeting called for the purpose of voting on such approval. In addition, the Fund may present to its shareholders the question of continuance of the Agreement; in such event, such continuance shall be effective only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund.

This Agreement may be terminated at any time, without payment of any penalty, either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to the Adviser. This Agreement shall not be assigned by either party and shall automatically terminate in the event of its assignment. This
Agreement may be terminated by the Adviser on 60 days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party as follows:

If to the Fund:
              E. D. Beach
              President
              BMC Fund, Inc.
              P. O. Box 500
              Golfview Park
              Lenoir, NC 28645

If to the Adviser:
         Northern Trust Bank of Florida, N.A.
         700 Brickell Avenue
         Miami, Florida  33131
         Attention: ____________

11. Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Fund from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent for the Fund.

12. Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of the members of the Board of Directors who are not interested persons of the Fund, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Fund.

13. Definitions. As used in this Agreement, the terms "affiliated person," "assignment," "interested persons" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(3), Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

15. Miscellaneous. The Fund acknowledges that it has reviewed the Adviser's Form ADV, Part II, as amended, at least forty-eight hours prior to entering into this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


ATTEST:            BMC FUND, INC.


_______________    ___________________
                   E. D. Beach
                   President


ATTEST:            NORTHERN TRUST
                   BANK OF FLORIDA,
                   N.A.

______________     _________________
                   Name:
                   Title:
                                    ANNEX A



            DESCRIPTION OF ASSETS

                                                      EXHIBIT C


        INVESTMENT ADVISORY AGREEMENT


THIS AGREEMENT, is made as of the lst day of April, 1999, between BMC Fund, Inc., a North Carolina corporation (the "Fund"), and Wellington Management
Company, LLP, a Massachusetts limited liability partnership (the "Adviser").

WHEREAS, the Fund is a closed-end management investment company registered under the Investment
Company Act of 1940 (the "1940 Act");

WHEREAS, the Adviser is an investment adviser registered under the Investment Advisers Act of 1940;
and

WHEREAS, the Fund desires to retain the Adviser to render investment services with respect to a portion of the Fund's investment assets, and the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Fund and the Adviser agree as follows:

1. Appointment of Adviser. The Fund hereby appoints the Adviser to act as investment adviser with respect to the investment assets identified in Annex A attached hereto (the "Assets") in accordance with the terms and conditions set forth below, and the Adviser hereby accepts such appointment.

2. Assets. The Fund may add or remove assets from the Adviser's management upon 10 days' notice to the Adviser or such shorter period agreed to by the Fund and the Adviser. The Fund represents that the Assets are lawfully owned by the Fund, that there are no restrictions (whether arising out of contract, operation of law or otherwise) on the transfer, sale or public distribution thereof and that neither the Fund nor any affiliated person of the Fund is an affiliated person of any issuer whose securities are included in the Assets.

3. Advisory Duties. The Adviser shall manage, subject to the supervision and control of the Board of Directors of the Fund, the Assets in accordance with the Fund's investment objectives and policies, a copy of which has been provided to the Adviser (the "Objectives and Policies"), as amended from time to time, and in accordance with the following understandings:

(a) The Adviser shall provide a continuous investment program with respect to the Assets in accordance with the Objectives and Policies and the instructions of the Board of Directors of the Fund. The
Adviser will have no responsibility for determining that the total assets of the Fund are invested in compliance with any requirement of the Objectives and Policies that specific percentages of such total assets be invested pursuant to particular objectives.

(b) The Adviser shall provide investment advisory, research, statistical and clerical services relating to its management of the Assets.

(c) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation and Bylaws of the Fund, the instructions of the Board of Directors of the Fund, the requirements of the 1940 Act, the rules of the Securities and Exchange Commission
(the "Commission") and all other applicable federal and state laws and regulations.

(d) (i)  [Intentionally omitted.]

(ii) Without the written consent of the Fund and compliance with the 1940 Act and the rules of the Commission thereunder, the Adviser shall not cause the Fund to purchase securities from the Adviser, or any affiliated person of the Adviser, acting as principal and shall not cause the Adviser to purchase securities from any syndicate or selling group of which the Adviser or any affiliated person of the Adviser is a member. The
Adviser may refrain from advising the Fund concerning securities of companies of which any of the directors, officers or employees of the Adviser or of affiliated persons of the Adviser are directors, officers or employees, or concerning securities of companies for which the Adviser or its affiliated persons act as financial adviser.

(iii) When the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best execution and most favorable price. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(e) The Adviser shall provide the Custodian, as defined below, and the Fund on each business day with a list of all securities transactions directed by the Adviser for the prior business day and shall render to the Fund's Board of Directors such other periodic and special reports as the Board may reasonably request.

(f) The investment management services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

4.  Custody of Assets.  First Union National Bank,
Charlotte, North Carolina (the "Custodian") will retain custody of the Assets. The Fund will cause the Custodian to settle purchases and sales of securities made by the Adviser in connection with the Adviser's management of the Assets, through delivery of securities, payment of funds or such other acts as may be necessary to fulfill such custodial responsibilities.
Instructions concerning purchases and sale of securities by the Adviser on behalf of the Fund shall be communicated to the Custodian and the Fund in a manner agreed to by the Fund, the Custodian and the Adviser. Fees charged by the Custodian shall continue to be the responsibility of the Fund.

5. Books and Records. The Adviser shall maintain and preserve the books and records relating to securities transactions on behalf of the Fund in accordance with
Section 31 of the 1940 Act and the rules of the Commission thereunder, including, without limitation,
Rule 31a-1(f). The Adviser agrees that all such books and records are the property of the Fund and that it will surrender promptly to the Fund any of such books and records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule
31a-2 under the 1940 Act any such books and records as are required to be maintained by Rule 31a-1(f) under the 1940 Act.

6. Reports to Adviser. The Fund agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Adviser, 10 days prior to use thereof and not to use such material if the Adviser should object thereto in writing within seven days after receipt of such material. The
Fund shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Fund as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

7. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities purchased for the Fund and the taxes and brokerage commissions, if any, payable in connection with the purchase and of such securities.

8.  Compensation of the Adviser.

(a) For the services to be rendered by the Adviser as provided in this Agreement, the Fund shall pay to the Adviser a quarterly fee in advance. The fee for a succeeding quarter will be the product of the closing market value of the Assets on the last day of the preceding fiscal quarter (the "Closing Value") multiplied by 0.075%; provided, however, that the quarterly fee payable to the Adviser with respect to the quarter commencing April 1, 1999 will be the product of the value of the Assets first placed under the management of the Adviser as of April 1, 1999 multiplied by 0.075%.
The quarterly fee calculated as set forth above will be subject to the following adjustments:

(i) In the event the Fund, during any fiscal quarter, contributes additional assets to be managed by the Adviser (the
    "Additional Assets"), the quarterly fee
    shall be the product of the Closing Value times 0.075%, reduced by an amount equal to the closing market value of the Additional Assets on the date of contribution multiplied by a fraction the numerator of which is the number of days during such fiscal quarter that the Additional Assets were under management and the denominator of which is the total number of days in such fiscal quarter.

(ii) In the event the Fund, during any fiscal quarter, withdraws assets from the
         Adviser's management (the "Withdrawn
         Assets"), the quarterly fee shall be the product of the Closing Value times
         0.075%, increased by an amount equal
         to the closing value of the Withdrawn
         Assets on the date of withdrawal
         multiplied by a fraction the numerator of which is the number of date during such fiscal quarter that the Withdrawn Assets were under management and the denominator of which is the total number of days in the fiscal quarter.

(iii)    In the event of termination of this
         Agreement prior to the end of a quarter, the Adviser shall repay the Fund a pro rata portion of the quarterly fee for such quarter based on the number of days elapsed in the then-current fiscal quarter as a percentage of the total number of days in such quarter.

There shall be no adjustment of the fee payable under this Agreement for fluctuations during a fiscal quarter in the value of Assets under management prior to the date the Closing Value is determined in accordance with this
Section 8.

(b) After the end of each fiscal quarter, the Adviser shall submit to the Fund a report showing the amount of the fee properly payable to the Adviser hereunder and the detailed calculation thereof. The Fund shall pay the Adviser such fee not later than 30 days after its receipt of such report. Failure of the Fund to pay the fee when due shall entitle the Adviser to pay the fee from cash assets of the Fund under its management.

9. Limitation of Liability. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation of services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940
Act), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake or law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the undersigned may have under any federal securities laws.

10. Duration and Termination. This Agreement shall, if approved by the vote of a majority of the outstanding voting securities of the Fund at the special meeting of shareholders on March 19, 1999, become effective on April 1, 1999 and shall continue in effect until March 31, 2001, and thereafter only so long as such continuance is approved at least annually by a vote of the Fund's Board of Directors (including at least a majority of the directors who are not interested persons of the Fund), cast in person at a meeting called for the purpose of voting on such approval. In addition, the Fund may present to its shareholders the question of continuance of the Agreement; in such event, such continuance shall be effective only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund.

This Agreement may be terminated at any time, without payment of any penalty, either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to the Adviser. This Agreement shall not be assigned by either party and shall automatically terminate in the event of its assignment. This
Agreement may be terminated by the Adviser on 60 days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party as follows:

If to the Fund:
              E. D. Beach
              President
              BMC Fund, Inc.
              P. O. Box 500
              Golfview Park
              Lenoir, NC 28645

If to the Adviser:
              Wellington Management Company, LLP
              75 State Street
              Boston, Massachusetts 02109
              Attention: ____________

11. Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Fund from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent for the Fund.

12. Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of the members of the Board of Directors who are not interested persons of the Fund, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Fund.

13. Definitions. As used in this Agreement, the terms "affiliated person," "assignment," "interested persons" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(3), Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

15. Miscellaneous. The Fund acknowledges that it has reviewed the Adviser's Form ADV, Part II, as amended, at least forty-eight hours prior to entering into this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


ATTEST:            BMC FUND, INC.

_____________      ____________________
                   E. D. Beach
                   President

ATTEST:            WELLINGTON
                   MANAGEMENT
                   COMPANY, LLP

_____________      ____________________
                   Name:
                   Title:

                                       ANNEX A



            DESCRIPTION OF ASSETS

                                     EXHIBIT D


EXECUTIVE OFFICERS AND
DIRECTORS OFNORTHERN TRUST BANK
OF FLORIDA, N.A.

Juan C. Alonso(1)              Carlos Noble (1)
Sheldon T. Anderson            Anna K. Rentz (1)
Robert W. Bauchman(1)          Douglas P. Regan (1)
Louise F. Dill                 H. James Sigsbee (1)
Paul W. Dresselhaus            Donna R. Spivey
James R. Grinney(1)            Harold H. Tyler, Jr. (1)
Stephen A. Lynch III(1)        Jorge L. Viera
Ray E. Marchman, Jr.(1)        Arthur M. Wood, Jr.(1)
William L. Morrison (1)(2)
____________________________

(1)  Executive Officer

(2)  Principal Executive Officer

                                     EXHIBIT E

             GENERAL PARTNERS AND
          SENIOR VICE PRESIDENTS OF
        WELLINGTON MANAGEMENT COMPANY





Kenneth L. Abrams          Matthew E. Megargel
Nicholas C. Adams          James N. Mordy
Rand L. Alexander          Diane C. Nordin
Deborah L. Allinson        Stephen T. O Brien
James H. Averill           Edward P. Owens
Karl E. Bandtel            Saul J. Pannell
Marie-Claude Bernal        Thomas L. Pappas
William N. Booth           Jonathan M. Payson
Paul Braverman             Stephen M. Pazuk
Robert A. Bruno            Robert D. Rands
Maryann E. Carroll         Eugene E. Record, Jr.
Pamela Dippel              James A. Rullo
Robert W. Doran            John R. Ryan
Charles T. Freeman         Joseph H. Schwartz
Laurie A. Gabriel          Theodore Shasta
Frank J. Gilday            Binkley C. Shorts
John H. Gooch              Trond Skramstad
Nicholas P. Greville       Catherine A. Smith
Paul Hamel                 Stephen A. Soderberg
William C. S. Hicks        Brendan J. Swords
Lucius T. Hill, III        Harriett Tee Taggart
Paul D. Kaplan             Perry M. Traquina
John C. Keogh              Gene R. Tremblay
George C. Lodge, Jr.       Michael A. Tyler
Nancy T. Lukitsh           Mary Ann Tynan
Mark T. Lynch              Clare Villari
Christine S. Manfredi      Ernst H. von Metzsch
Patrick J. McCloskey       James L. Walters
Earl E. McEvoy             Kim Williams
Duncan M. McFarland        Francis V. Wisneski
Paul M. Mecray III

     THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS

                BMC FUND, INC.

The undersigned hereby appoints Paul H. Broyhill and
E. D. Beach, or either of them, as agents, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated below, all of the shares of Common Stock of BMC Fund, Inc. (the "Corporation"), held of record by the undersigned on February 5, 1999, at the special meeting of shareholders to be held on March 19, 1999, or at any adjournment thereof.

1. To approve an amendment to the Corporation's investment objectives to permit investments in obligations rated BBB or better.

FOR [   ]     AGAINST   [   ]     ABSTAIN   [   ]

2. To approve an amendment to the Corporation's investment objectives to permit current income investments in preferred stocks.

FOR [   ]     AGAINST   [   ]     ABSTAIN   [   ]

3. To approve an Investment Advisory Agreement with Northern Trust Bank of Florida, N.A.

FOR [   ]     AGAINST   [   ]     ABSTAIN   [   ]

4. To approve an Investment Advisory Agreement with Wellington Management Company, LLP.

FOR [   ]     AGAINST   [   ]         ABSTAIN   [   ]

In their discretion, the proxy agents are authorized to vote upon such other business as may come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED
WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED
SHAREHOLDER.  IF NO DIRECTION IS
GIVEN, THIS PROXY WILL BE VOTED TO
APPROVE PROPOSALS 1 THROUGH 4.

Dated _____________, 1999    ___________________
                             Signature*

                             ___________________
                             Signature*

*Please sign exactly as the name appears hereon.
When shares are held in joint accounts, each joint owner should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should indicate their titles.